UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.
(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

                ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

On October 2, 2008, Emergency Medical Services Corporation (“EMSC”) issued a press release regarding EMSC’s recent deployment to provide patient evacuation and disaster relief efforts in three Gulf Coast states for Hurricanes Gustav and Ike.

The deployment occurred under the national contract between EMSC’s subsidiary, American Medical Response (“AMR”), and the Federal Emergency Management Agency (“FEMA”).  The national contract took effect on August 1, 2007, and was renewed by FEMA for a second year.  FEMA has the option to renew the contract for three more years on an annual basis.

EMSC expects revenue from the deployments for Hurricanes Gustav and Ike to be approximately $90 million for the quarter ended September 30, 2008 with a positive impact on earnings.  Additional information with respect to the deployment is set forth on the Press Release included herewith as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 — Financial Statements and Exhibits.

Item 9.01            Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated October 2, 2008

Forward-Looking Statements

Certain statements and information herein may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. Any forward-looking statements herein are made as of the date of this Current Report on Form 8-K, and EMSC undertakes no duty to update or revise any such statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in EMSC’s filings with the SEC from time to time, including in the section entitled “Risk Factors” in the Company's most recent Form 10-K and subsequent periodic reports. Among the factors that could cause future results to differ materially from those provided in this Current Report on Form 8-K are: the integration of newly acquired entities into our business, the impact on our revenue of mix of insured and uninsured patients and third party reimbursement rates; potential penalties or changes to our operations if we fail to comply with extensive and complex government regulation of our industry; and the loss of existing contracts and the accuracy of our assessment of costs under new contracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

October 2, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

October 2, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated October 2, 2008